UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2011

Conquest Petroleum Incorporated
(Exact name of registrant as specified in its charter)

TEXAS	000-53093	20-0650828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Champions Drive, Suite 205, Houston, Texas	77069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 466-1530

24900 Pitkin Road, Suite 308, Spring, Texas 77380
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Conquest Petroleum Incorporated, a Houston, TX based independent oil and gas company, is amending its Articles of Incorporation to add $132,000,000 of corporate bonds to its capital structure to be issued to a single entity.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conquest Petroleum Incorporated (Registrant)
February 7, 2011 (Date)	/s/ ROBERT D. JOHNSON Robert D. Johnson President and Chief Executive Officer